Exhibit 99(iv)




INDEPENDENT AUDITORS' CONSENT

We consent to the  incorporation  by reference  in  Registration  Statement  No.
33-62705 of Dominion Resources, Inc. on Form S-8 of our report dated June 25, 1997, appearing in this Annual Report on Form 11-K of Dominion Resources, Inc. Dominion Subsidiary Savings Plan for the year ended December 31, 1996.

DELOITTE & TOUCHE LLP
Richmond, Virginia
June 25, 1997